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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 1, 1999

     AMERICAN EXPRESS                      AMERICAN EXPRESS RECEIVABLES
      CENTURION BANK                         FINANCING CORPORATION II

     (as Originators of the American Express Credit Account Master Trust)
            (Exact name of registrant as specified in its charter)
                                 on behalf of
                 American Express Credit Account Master Trust

       Utah          11-2869526      333-67567           Delaware         13-3854638       333-67567
 (State or Other  (I.R.S. Employer  (Commission       (State or Other  (I.R.S. Employer   (Commission
 Jurisdiction of   Identification   File Number)      Jurisdiction of   Identification   File Number)
Incorporation or       Number)                       Incorporation or       Number
  Organization                                         Organization)
                6985 UnionPark Center                                 World Financial Center
                 Midvale, Utah 84047                                     200 Vesey Street
                   (801) 565-5000                                    New York, New York 10285
                                                                          (212) 640-2000

              (Address, Including Zip Code, and Telephone Number,
    Including Area Code, of each Registrant's Principal Executive Offices)

                        N/A                                                    N/A
            (Former Name or Former Address,                       (Former Name or Former Address,
             if Changed Since Last Report)                         if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On September 13, 1999, the Registrant acquired approximately $2,153,509,703 of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 3 of Receivables in Additional Accounts, dated as of September 13, 1999, between the Originators and The Bank of New York, as Trustee of the Registrant, and (ii) the Supplemental Conveyance, dated as of September 13, 1999, between American Express Receivables Financing Corporation II and American Express Credit Corporation. The Assignment No. 3 in Additional Accounts and the Supplemental Conveyance are attached hereto as Exhibits
                  99.01 and 99.02, respectively.

Item 6.           Not Applicable.

Item 7.           Exhibits.

Exhibit 99.01 Assignment No. 3 of Receivables in Additional Accounts, dated as of September 13, 1999, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of September 13, 1999, between American Express Receivables Financing Corporation II and American Express Credit Corporation.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Centurion Bank,
                                       on behalf of the American Express
                                       Credit Account Master Trust


                                       By: /s/ Maureen Ryan
                                          -----------------------------------
                                          Name:     Maureen Ryan
                                          Title:    Assistant Treasurer

                                      2
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      American Express Receivables Financing
                                        Corporation II
                                      on behalf of the American Express
                                      Credit Account Master Trust


                                      By: /s/ Leslie R. Scharfstein
                                         ------------------------------
                                         Name:   Leslie R. Scharfstein
                                         Title:  President

                                      4
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                                 EXHIBIT INDEX


Exhibit           Description

Exhibit 99.01 Assignment No. 3 of Receivables in Additional Accounts, dated as of September 13, 1999, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of September 13, 1999, between American Express Receivables Financing Corporation II and American Express Credit Corporation.

                                      5